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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                              NEOPROBE CORPORATION

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                            FORM 10-KSB ANNUAL REPORT

                           FOR THE FISCAL YEARS ENDED:

                           DECEMBER 31, 2002 AND 2001






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                                    EXHIBITS

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                                                                 EXHIBIT 10.2.62

                        AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement is made and entered into effective as of February 1, 2003 (the "Effective Date"), by and between NEOPROBE CORPORATION, a Delaware Corporation with a place of business at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367 (the "Company") and DAVID C. BUPP of Dublin, Ohio (the "Employee").


     WHEREAS, the Company and the Employee entered into an Employment Agreement effective as of July 1, 2001 (the "2001 Employment Agreement"); and

     WHEREAS, the Company and the Employee amended the 2001 Employment Agreement on August 1, 2002 (the "2001 Amendment").

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

     Notwithstanding the terms of the Employment Agreement dated July 1, 2001 between David C. Bupp (the "Employee") and Neoprobe Corporation (the "Company") (hereafter collectively referred to as the "Parties"), and in consideration of continued employment and other benefits provided by the Company, the receipt of which is acknowledged, the Employee agrees, effective February 1, 2003, to reduce the Employee's current annual base salary of Three Hundred Ten Thousand ($310,000) to Two Hundred Seventeen Thousand ($217,000) and to forego receipt of any additional amounts due in the form of any scheduled salary increases as such become due in accordance with the terms of the 2001 Employment Agreement, until the first to occur of any of the following:

     -    The Company terminates the Employee without cause; or
     -    The Company ceases operations or enters liquidation; or
     -    Such other event as mutually agreed to in writing between the parties.

COMPENSATION FOR WAIVER OF 2001 AGREEMENT AMENDMENT:

     Further, in exchange for the Employee waiving all rights to receive amounts previously deferred under the 2001 Amendment through the effective date of this agreement, the Company agrees to remove the restrictive legend on 100,000, 35,000, 45,000 and 30,000 shares of restricted Common Stock granted by the Company to the employee on March 22,2000, April 30, 1999, May 20, 1998 and June 1, 1996, respectively.

         This agreement contains the entire agreement between the parties with respect to any modification or amendment of the terms of the Employment Agreement, superseding all negotiations, prior discussions, and preliminary agreements. The Employee acknowledges that the Company has made not



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representations of promises to induce Employee to enter this agreement except as specifically set forth herein. Employee acknowledges that he was given ample time within which to consider this agreement, and that he had the opportunity to consult with legal counsel prior to signing this agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement as of the date first set forth above.


NEOPROBE CORPORATION                            EMPLOYEE


By: /s/ Brent L. Larson                         /s/ David C. Bupp
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    Brent L. Larson, Vice-President CFO         David C. Bupp